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                                                                    EXHIBIT 10.4

                                AMENDMENT No. 12

                                       to

                       AMETEK RETIREMENT AND SAVINGS PLAN

              WHEREAS, there was adopted and made effective as of October 1, 1984, the AMETEK Retirement and Savings Plan (the "Plan"); and

              WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1997; and

              WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

              WHEREAS, AMETEK, for certain retention and recruiting reasons has decided to allow the following employees to participate in the Plan as follows:

              Effective February 21, 2000 for Michael Davis who directly transferred his employment from the Dixson Division of AMETEK, Inc. to the National Controls Corporation Division of AMETEK, Inc. ("NCC"), effective March 2, 2000 for David A. Gizewicz who directly transferred his employment from AMETEK, Inc. to NCC, effective January 1, 2000 for Walter B. Wooldridge new hire of NCC, effective April 1, 2000 for new hires Larry D. Augsburger and James F.Solari of NCC, and effective July 1, 2000 for John Meggesin new of NCC.

              WHEREAS, AMETEK now desires to amend the Plan in certain respects;

              NOW, THEREFORE, the Plan is hereby amended as follows:

              FIRST: Appendix VI to the Plan is amended by renumbering Section 4 as Section 5, and adding a new Section 4 to read in its entirety as follows:

              "4. The following employees of the National Controls Corporation Division of AMETEK, Inc. ("NCC") shall be eligible to participate in the Plan as of the respective dates set forth below:

                   Michael Davis            February 21, 2000
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                   David A. Gizewicz        March 2, 2000
                   Walter B. Wooldridge     January 1, 2000
                   Larry D. Augsburger      April 1, 2000
                   James F. Solari          April 1, 2000
                   John Meggesin            July 1, 2000"

              SECOND: The provisions of this Amendment No. 12 shall be effective as of June 6, 2000.

              IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 30th day of June, 2000.

                                                 AMETEK, Inc.

                                                 By: /s/ Donna F. Winquist
                                                     ---------------------------

Attest:

/s/ Kathryn E. Londra
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